U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                           FORM 8-KA

                         CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 5, 2001


                  PROVIDENTIAL HOLDINGS, INC.

     (Exact Name of Registrant as Specified in its Charter)


                             NEVADA

    (State or Jurisdiction of Incorporation or Organization)


                          002-78335-NY

                    (Commission File Number)


                           13-3121128

              (IRS Employer Identification Number)


    8700 Warner Avenue, Fountain Valley, California     92708

   (Address of Principal Executive Offices)        (Zip Code)


        Registrant's Telephone Number:   (714) 596-0244

ITEM 4.    CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

A. Effective on July 28, 2000, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, Marcum & Kleigman LLP, was dismissed by the Registrant.

This accountant's report on the financial statements for the past two years neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles other than a going concern uncertainty. The decision to change accountants was approved by the Board of Directors.

During the Registrant's two most recent fiscal years and any subsequent Interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Registrant's two most recent fiscal years and the subsequent interim period preceding the former accountant's dismissal.

B. Effective on July 28, 2000, the firm of Kabani & Company, Inc. was engaged to serve as the new principal accountant to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging that accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

                           Signature

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Providential Holdings, Inc.

Dated: September 5, 2001                     By: /s/ Henry Fahman
                                                 Henry Fahman, President



List of Exhibits:

Exhibit 1.1      Former Accountant's Opinion (filed herewith)
Exhibit 2.1 Former Accountant Letter to the Securities and Exchange Commission (filed herewith)


Exhibit 1.1

August 17, 2001

Mr. Henry Fahman
President
Providential Holdings, Inc.
8700 Warner Avenue
Fountain Valley, CA 92708

Re:     Providential Holdings, Inc.
        (Formerly JR Consulting, Inc.)
        File No. 2-78335

Dear Mr. Fahman:

This is to confirm that the client-auditor relationship between Providential Holdings, Inc. (formerly JR Consulting, Inc.) And Marcum & Kliegman LLP has ceased.

Very truly yours,
/s/ Marcum & Kliegman
Marcum & Kliegman LLP

Sent Via Certified Mail - 7000 0600 0027 9519 5285
    Return Receipt Requested

cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 9-5
    450 Fifth Street, N.W.
    Washington, D.C. 20549

    Sent Via Certified Mail - 7000 0600 0027 9519 5155
         Return Receipt Requested

Exhibit 2.1


August 17, 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    Providential Holdings, Inc.
       (Formerly JR Consulting, Inc.)
       File No. 0-23506

Commissioners:

We have read Item 4 of the Form 8-K of Providential Holdings, Inc. (formerly JR Consulting, Inc.) Dated July 28, 2000. We agree with statements concerning our Firm in such Form 8-K. We have no basis to agree or disagree with other statements made under Item 4.

Very truly yours,
/s/ Marcum & Kliegman
Marcum & Kliegman LLP
Woodbury, New York

Sent Via Certified Mail - 7000 0600 0027 9519 5292
     Return Receipt Requested